UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07626)

Exact name of registrant as specified in charter:	Putnam Municipal Opportunities Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2016

Date of reporting period:	May 1, 2015 – October 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
PMO

Putnam Municipal Opportunities Trust

Semiannual report
10|31|15

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam Municipal
Opportunities
Trust

Semiannual report
10 | 31 | 15

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Terms and definitions	13

Other information for shareholders	14

Summary of dividend reinvestment plans	15

Trustee approval of management contract	17

Financial statements	22

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Message from the Trustees

Dear Fellow Shareholder:

The stock market has bounced back strongly since the correction in August, and the U.S. economy has shown resilience. In fact, the U.S. Federal Reserve, citing recent improvements in employment and wage growth, has placed the possibility of interest-rate hikes firmly on the table.

One of the important takeaways from the recent rally, in our view, is that many investors have a reserve of confidence. Still, these are volatile and unpredictable times. While the Fed downplayed the impact of China’s slowdown on U.S. economic growth, there are a number of risks and opportunities in today’s market, including tepid growth in many overseas markets.

In this changing environment, Putnam’s portfolio managers are persistently working to achieve gains and manage downside risk, relying on a proprietary global research framework to guide their investment decisions. The interview in the following pages provides an overview of your fund’s performance for the reporting period ended October 31, 2015, as well as an outlook for the coming months.

With a new year at hand, it may be time to consult your financial advisor to ensure that your portfolio is aligned with your investment goals, time horizon, and tolerance for risk.

In closing, we would like to recognize Charles Curtis, who recently retired as a Putnam Trustee, for his 14 years of dedicated service. And, as always, thank you for investing with Putnam.

About the fund

Potential for income exempt from federal income tax

Municipal bonds can help investors keep more of their investment income while also financing important public projects such as schools, roads, and hospitals.

The bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities, and they offer income that is generally exempt from federal, state, and local income taxes.

Putnam Municipal Opportunities Trust has the flexibility to invest in municipal bonds issued by any state in the country or U.S. territory. The bonds are often backed by the issuing entity or by revenues collected from usage fees, and have varying degrees of credit risk — the risk that the issuer would not be able to repay the bond.

The fund also combines bonds of differing credit quality. In addition to investing in high-quality bonds, the fund's managers allocate a portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk. When deciding whether to invest in a bond, the managers consider factors such as credit risk, interest-rate risk, and the risk that the bond will be prepaid.

The managers are backed by Putnam's fixed-income organization, where municipal bond analysts are grouped into sector teams and conduct ongoing research. Once a bond has been purchased, the managers continue to monitor developments that affect the bond market, the sector, and the issuer of the bond.

The goal of this research and active management is to stay a step ahead of the industry and pinpoint opportunities for investors.

Municipal bonds may finance a range of projects in your community and thus play a key role in its development.

Education

School districts, colleges, universities, student loan programs

Health care

Hospitals, long-term-care facilities

Housing

Single and multi-family housing

Industrials

Chemical, container, paper, and waste management companies

Infrastructure

Highways, bridges, tunnels, roads, airport facilities

Utilities

Public and private utilities, waterworks, sewers

Identified project areas are not necessarily represented in your fund's portfolio as of the date of this report, and your fund may invest in securities representing projects not shown here. Your fund's holdings will vary over time. *For more recent information on fund holdings, see pages 23–39.*

2 Municipal Opportunities Trust

How closed-end funds differ from open-end funds

More assets at work Open-end funds are subject to ongoing sales and redemptions that can generate transaction costs for long-term shareholders. Closed-end funds, however, are typically fixed pools of capital that do not need to hold cash in connection with sales and redemptions, allowing the funds to keep more assets actively invested.

Traded like stocks Closed-end fund shares are traded on stock exchanges and, as a result, their prices fluctuate because of the influence of several factors.

They have a market price Like an open-end fund, a closed-end fund has a per-share net asset value (NAV). However, closed-end funds also have a "market price" for their shares — which is how much you pay when you buy shares of the fund, and how much you receive when you sell them.

When looking at a closed-end fund's performance, you will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund's shares, changing market conditions, and investor perceptions of the fund or its investment manager.

Putnam Municipal Opportunities Trust

Net asset value
Market price
Price per share
15
14
13
12
11
10
9
8
7
10/11
10/12
10/13
10/14
10/15

Municipal Opportunities Trust 3

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 11–12 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV. Fund results reflect the use of leverage, while index results are unleveraged and Lipper results reflect varying use of, and methods for, leverage.

* Returns for the six-month period are not annualized, but cumulative.

4	Municipal Opportunities Trust

Interview with your fund’s portfolio manager

Thalia, what was the market environment like for municipal bonds during the six-month reporting period ended October 31, 2015?

The market environment proved challenging for many asset classes, but municipal bonds performed well on an absolute and a relative basis — generally outperforming widely followed benchmarks for U.S. and international fixed-income markets. Expectations for the Federal Reserve’s first interest-rate hike since June 2006 weighed on the markets throughout the reporting period. However, the Fed’s intention to begin normalizing U.S. interest rates was complicated by a convergence of global factors — notably, overlapping economic slowdowns in Europe and China and low commodity prices. Historically low commodity prices were especially noteworthy, as falling oil prices have eased inflationary pressures on the U.S. economy — keeping inflation well below the Fed’s 2% target for price stability. With a nod to those concerns, the central bank left its benchmark rate unchanged during the period.

Favorable supply/demand dynamics [technicals] provided a solid tailwind for municipal bond prices. The supply of municipal bond issuance has been relatively heavy — 30% higher on a year-to-date basis through October 2015 compared with the same period in 2014. The bulk of new issuance had been earmarked for refinancing activity as municipal issuers took advantage of the

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/15. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 13.

Municipal Opportunities Trust	5

low-interest-rate environment to replace their older, higher-coupon bonds with lower-cost debt. Demand held up relatively well despite the heightened volatility. Thus, the generally positive technicals combined with the flight to quality that we saw during periods of market uncertainty helped to push interest rates lower and municipal bond prices higher during the period.

Municipal bond flows did turn modestly negative in the third quarter of 2015. We believe this development was more a result of broader market factors rather than fundamentals within the municipal bond market. Credit spreads [the difference in yield between higher- and lower-quality municipal bonds] widened a bit during the six-month reporting period. Despite the slight widening of credit spreads, which is generally supportive of higher-quality bond prices, returns for lower-quality investments edged out higher-quality investments due to the relatively higher yields offered by lower-rated bonds. Bonds rated BBB were the only exception to this trend during the reporting period.

How did Putnam Municipal Opportunities Trust perform in this environment?

The fund was well positioned for this environment, outperforming its benchmark, the Barclays Municipal Bond Index, and the average return of its Lipper peer group for the six months ended October 31, 2015.

Credit qualities are shown as a percentage of the fund’s net assets (common and preferred shares) as of 10/31/15. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating based on analysis of these agencies’ respective ratings criteria. Moody’s ratings are used in recognition of its prominence among rating agencies and breadth of coverage of rated securities. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

6	Municipal Opportunities Trust

The State of Illinois, Chicago, and Puerto Rico have been confronting fiscal challenges recently. What does this mean for the municipal bond market?

The overall fiscal health and creditworthiness of the municipal bond market remains sound, in our opinion. High-profile outliers, such as Illinois, Chicago, and Puerto Rico have garnered much media attention, but we still expect overall defaults to remain low. According to Municipal Market Data [Thompson Reuters], the default rate stood at 0.10% through October 2015, a fraction of the $3.7 trillion municipal bond market.

Illinois and Chicago are confronting significant pension-funding obligations. As a result of Illinois’s weakening financial position during 2015 and concerns about a prolonged budget stalemate, Moody’s Investors Service downgraded the state’s credit rating from A3 to Baa1 on October 22. We believe Illinois is facing a growing structural imbalance, but as the fifth most-populous state, it is comparatively wealthy and economically diverse.

The credit agencies will be looking for state legislators to implement a realistic plan to fund

Top ten state allocations are shown as a percentage of the fund’s net assets (common and preferred shares) as of 10/31/15. Investments in Puerto Rico represented 0.4% of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the differing treatment of interest accruals, the floating rate portion of tender option bonds, derivative securities, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Municipal Opportunities Trust	7

long-term pension obligations and address a buildup of unpaid bills to achieve a sustainable, structurally balanced budget. This past May, Chicago’s bond rating was downgraded to below investment grade by Moody’s, which cited a 2015 Illinois court ruling rejecting state pension reforms — ultimately driving up borrowing costs for the city. However, we believe investors should bear in mind that the various rating agencies have differing views about Chicago’s credit quality. [Chicago still holds investment-grade ratings of A– from Kroll Bond Rating Agency and BBB+ from Standard & Poor’s and Fitch Ratings.] Also, we would suggest that comparisons with Detroit, which filed the largest municipal bankruptcy in U.S. history in 2013, were overstated. In our opinion, the scale of Chicago’s challenges is different, as are the economic and demographic profiles of the two cities. On a positive note, the city of Chicago passed its 2016 budget in late October, which included $170 million in savings and reforms along with $588 million in increased property taxes.

Puerto Rico’s bonds are widely held for their triple [federal, state, and local] tax-exempt status. After years of crippling government deficits, these bonds have traded at distressed levels for the past two years. This past June, the governor of Puerto Rico announced that the U.S. territory’s outstanding debt was unpayable and called for the Commonwealth to be allowed to restructure. Puerto Rico subsequently defaulted on an August 1 debt payment, the

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets (common and preferred shares). Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Municipal Opportunities Trust

first time in its history. In early September, the governor released a restructuring plan for the Commonwealth. Though light on details, the need to close a shortfall of more than an estimated $13 billion over the next five years has been well documented. We currently expect negotiations between the various Puerto Rico issuers and individual creditors to continue.

What were your strategies to mitigate risk in this climate?

We kept the fund’s duration positioning, or interest-rate sensitivity, below the median of its Lipper peer group. We accomplished this posture in part by holding a slightly higher cash position to help shelter the portfolio from price pressures while also providing some liquidity to act swiftly should timely investment opportunities present themselves.

The portfolio retained its overweight exposure to municipal bonds rated Baa relative to the benchmark throughout the period, which was beneficial. We continued to emphasize essential service revenue bonds, which are typically issued by state and local government entities to finance specific revenue-generating projects, and underweighted local general obligation [G.O.] bonds relative to the benchmark. G.O. bonds rely on the taxing power of the issuer and the health of the local economy to make payments from property taxes or sales and income taxes.

We also maintained our underweight exposure to issuers in Puerto Rico relative to the fund’s Lipper peer group, given the Commonwealth’s weak credit fundamentals. However, the fund’s investments in bonds issued by the Puerto Rico Sales Tax Financing Corp. [COFINA] detracted from results following the governor’s comments this past June that the U.S. island territory was struggling to meet its $72 billion debt burden and that he would seek a moratorium with creditors. At the sector level, we favored higher education, continuing-care retirement communities, power, and air transportation and bonds relative to the fund’s Lipper peers. Overall, this positioning contributed positively to performance.

Our shorter-duration positioning was a slight detractor from relative performance versus our Lipper peers, as interest rates were generally flat to marginally lower during the six-month reporting period. An underweight position in high-yield bonds versus the fund’s Lipper peers also was a headwind for performance, as demand for these bonds helped push prices higher.

What should municipal bond investors keep in mind in the coming months?

At their September meeting, Fed policymakers delayed raising the key short-term interest rate, citing weaker macroeconomic conditions abroad and the heightened market volatility brought on by the People’s Bank of China’s unexpected devaluation of the Chinese yuan in August. While Fed officials left short-term interest rates near zero at this meeting, Fed Chair Janet Yellen signaled her confidence in the U.S. economy in a late September speech that outlined a case for raising rates by the end of the year. The Fed kept rates unchanged at their October meeting as well. But officials suggested that they had become less concerned about financial market volatility and international economic growth, adding that they would assess whether it was time to raise rates at their next meeting in December.

With the 2016 campaign season in full swing and the presidential candidates better defining their policy agendas, some candidates have discussed individual and corporate tax reform and the elimination of some loopholes and tax deductions. We would caution municipal bond investors from overreacting to discussions about changes to the tax code until after the 2016 election when we will better know if reform is to become a

Municipal Opportunities Trust	9

bona fide priority. As we have seen in previous instances, headlines about isolated municipal credits can lead to investor overreaction and temporary price dislocation. Such price action often results in investment opportunities for Putnam’s Tax Exempt team.

Thank you, Thalia, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Portfolio Manager Thalia Meehan holds a B.A. from Williams College. She joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio managers are Paul M. Drury, CFA, and Susan A. McCormack, CFA.

IN THE NEWS

A robust employment picture bolstered the prospects for the U.S. Federal Reserve to raise interest rates. In a November release, the Labor Department estimated that, in October, 271,000 nonfarm jobs were added to the U.S. economy and that the unemployment rate hit a 7½-year low of 5.0%. This is a rate that many central bank officials regard as full employment in the sense that, with most job seekers employed, employers might bid up wages to fill new positions. Average hourly earnings have been rising, showing a 0.4% gain in October and a 2.5% gain over the past year. The Fed has held benchmark overnight rates in a 0%–0.25% range since December 2008 as the economy has recovered from the financial crisis. Many polls of economists predict that Fed policymakers will nudge up the federal funds rate by a quarter-point, placing it in the 0.25%–0.50% range by year’s end. Some investors are concerned that tighter monetary policy will dampen economic growth, but the Fed has communicated to markets that the pace of rate increases is likely to be gradual.

10	Municipal Opportunities Trust

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2015, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return and comparative index results for periods ended 10/31/15

				Lipper General &
				Insured Municipal
				Debt Funds
				(leveraged
			Barclays Municipal	closed-end)
	NAV	Market price	Bond Index	category average*

Annual average
(life of fund) (5/28/93)	6.30%	5.79%	5.39%	6.28%

10 years	82.09	94.85	58.91	83.28
Annual average	6.18	6.90	4.74	6.22

5 years	43.38	35.05	23.34	43.49
Annual average	7.47	6.19	4.28	7.47

3 years	16.30	8.04	9.00	15.13
Annual average	5.16	2.61	2.91	4.80

1 year	5.74	8.88	2.87	4.65

6 months	2.44	3.47	1.68	2.20

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared with fund performance at net asset value. Fund results reflect the use of leverage, while index results are unleveraged and Lipper results reflect varying use of, and methods for, leverage.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/15, there were 76, 76, 73, 71, 67, and 39 funds, respectively, in this Lipper category.

Performance includes the deduction of management fees and administrative expenses.

Municipal Opportunities Trust	11

Fund price and distribution information For the six-month period ended 10/31/15

Distributions

Number	6

Income[1]	$0.3570

Capital gains[2]	—

Total	$0.3570

	Series B	Series C
Distributions — Preferred shares	(3,417 shares)	(3,737 shares)

Income[1]	$18.28	$18.83

Capital gains[2]	—	—

Total	$18.28	$18.83

Share value	NAV	Market price

4/30/15	$13.35	$12.10

10/31/15	13.31	12.15

Current rate (end of period)	NAV	Market price

Current dividend rate[3]	5.36%	5.88%

Taxable equivalent[4]	9.47	10.39

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 43.40% federal tax rate for 2015. Results for investors subject to lower tax rates would not be as advantageous.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/15

	NAV	Market price

Annual average
(life of fund) (5/28/93)	6.28%	5.71%

10 years	78.35	85.65
Annual average	5.96	6.38

5 years	41.84	33.00
Annual average	7.24	5.87

3 years	15.99	7.88
Annual average	5.07	2.56

1 year	6.06	8.47

6 months	0.53	0.53

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

12	Municipal Opportunities Trust

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Municipal Opportunities Trust	13

Other information for shareholders

Important notice regarding share repurchase program

In September 2015, the Trustees of your fund approved the renewal of a share repurchase program that has been in effect since 2005. This renewal allows your fund to repurchase, in the 12 months beginning October 8, 2015, up to 10% of the fund’s common shares outstanding as of October 7, 2015.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2015, Putnam employees had approximately $502,000,000 and the Trustees had approximately $138,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14	Municipal Opportunities Trust

Summary of Putnam Closed-End Funds’ Amended and Restated Dividend Reinvestment Plans

Putnam High Income Securities Fund, Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent

Municipal Opportunities Trust	15

distribution following notice of withdrawal. There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

16	Municipal Opportunities Trust

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2015. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

Municipal Opportunities Trust	17

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as the fund’s assets under management increase. The Trustees noted, however, that because your fund is a closed-end management investment company, it has relatively stable levels of assets under management and is not expected to be affected significantly by breakpoints in its management fee schedule. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses, which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability

18	Municipal Opportunities Trust

of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding

Municipal Opportunities Trust	19

the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its common share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper General & Insured Muni Debt Funds (Leveraged) (closed-end)) for the one-year, three-year and five-year periods ended December 31, 2014 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	3rd

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2014, there were 76, 71 and 70 funds, respectively, in your fund’s Lipper peer group. The Trustees did not find any evidence that would suggest a need for concern regarding the investment process for your fund. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor services.

20	Municipal Opportunities Trust

In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which is an affiliate of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV in providing such services.

Municipal Opportunities Trust	21

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22	Municipal Opportunities Trust

The fund’s portfolio 10/31/15 (Unaudited)

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	FRB Floating Rate Bonds: the rate shown
AGM Assured Guaranty Municipal Corporation	is the current interest rate at the close of the
AGO Assured Guaranty, Ltd.	reporting period
AMBAC AMBAC Indemnity Corporation	G.O. Bonds General Obligation Bonds
BAM Build America Mutual	NATL National Public Finance Guarantee Corp.
COP Certificates of Participation	SGI Syncora Guarantee, Inc.
FGIC Financial Guaranty Insurance Company	U.S. Govt. Coll. U.S. Government Collateralized
FHLMC Coll. Federal Home Loan Mortgage	VRDN Variable Rate Demand Notes, which are
Corporation Collateralized	floating-rate securities with long-term maturities
FNMA Coll. Federal National Mortgage	that carry coupons that reset and are payable upon
Association Collateralized	demand either daily, weekly or monthly. The rate
shown is the current interest rate at the close of the
reporting period.

MUNICIPAL BONDS AND NOTES (141.9%)*	Rating**	Principal amount	Value

Alabama (0.6%)
Jefferson Cnty., Swr. Rev. Bonds, Ser. D,
6 1/2s, 10/1/53	BBB–	$2,000,000	$2,288,720

Selma, Indl. Dev. Board Rev. Bonds
(Gulf Opportunity Zone Intl. Paper Co.),
Ser. A, 5.8s, 5/1/34	Baa2	750,000	833,303

			3,122,023
Arizona (2.9%)
Casa Grande, Indl. Dev. Auth. Rev. Bonds
(Casa Grande Regl. Med. Ctr.), Ser. A, 7 5/8s,
12/1/29 (escrow) F	D/P	3,025,000	9,042

Coconino Cnty., Poll. Control Rev. Bonds (Tucson
Elec. Pwr. Co. — Navajo), Ser. A, 5 1/8s, 10/1/32	A3	1,500,000	1,652,775

Glendale, Indl. Dev. Auth. Rev. Bonds (Midwestern
U.), 5 1/8s, 5/15/40	A–	2,125,000	2,353,863

Maricopa Cnty., Poll. Control Rev. Bonds
(El Paso Elec. Co.), Ser. A, 7 1/4s, 2/1/40	Baa1	2,400,000	2,726,232

Phoenix, Civic Impt. Corp. Arpt. Rev. Bonds,
Ser. A, 5s, 7/1/40	A1	1,000,000	1,069,240

Pima Cnty., Indl. Dev. Auth. Rev. Bonds
(Horizon Cmnty. Learning Ctr.), 5.05s, 6/1/25	BBB	1,550,000	1,551,070

Pinal Cnty., Elec. Rev. Bonds (Dist. No. 3),
5 1/4s, 7/1/36	A	500,000	565,070

Salt Verde, Fin. Corp. Gas Rev. Bonds,
5 1/2s, 12/1/29	A–	1,350,000	1,626,264

U. Med. Ctr. Corp. AZ Hosp. Rev. Bonds, U.S. Govt.
Coll., 6 1/2s, 7/1/39 (Prerefunded 7/1/19)	AAA/P	1,000,000	1,194,280

Yuma, Indl. Dev. Auth. Hosp. Rev. Bonds
(Yuma Regl. Med. Ctr.), Ser. A, 5s, 8/1/32	A–	2,065,000	2,280,070

			15,027,906
California (27.0%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(Episcopal Sr. Cmntys.), Ser. A, 5s, 7/1/32	BBB+/F	550,000	591,828

ABC Unified School Dist. G.O. Bonds, Ser. B, FGIC,
zero %, 8/1/20	Aa3	1,500,000	1,375,230

Municipal Opportunities Trust	23

MUNICIPAL BONDS AND NOTES (141.9%)* cont.	Rating**	Principal amount	Value

California cont.
Bay Area Toll Auth. of CA Rev. Bonds
(San Francisco Bay Area), Ser. F-1, U.S. Govt.
Coll., 5s, 4/1/39 (Prerefunded 4/1/18)	AA	$2,500,000	$2,758,175
(Toll Bridge), Ser. S-4, 5s, 4/1/33	AA–	1,200,000	1,343,952

Burbank, Unified School Dist. G.O. Bonds
(Election of 1997), Ser. C, NATL, FGIC,
zero %, 8/1/23	AA–	1,000,000	798,980

CA Hsg. Fin. Agcy. Rev. Bonds (Home Mtge.)
Ser. E, 4.8s, 8/1/37	A	5,000,000	5,040,150
Ser. K, 4 5/8s, 8/1/26	A	2,435,000	2,448,977

CA Muni. Fin. Auth. COP (Cmnty. Hosp.
Central CA)
5 1/4s, 2/1/37	A–	1,055,000	1,096,409
U.S. Govt. Coll., 5 1/4s, 2/1/37
(Prerefunded 2/1/17)	AAA/P	745,000	789,611

CA Muni. Fin. Auth. Rev. Bonds
(Biola U.), 5s, 10/1/42	Baa1	500,000	531,155
(Cmnty. Med. Ctrs.), Ser. A, 5s, 2/1/40	A–	650,000	704,997

CA State G.O. Bonds
6 1/2s, 4/1/33	Aa3	12,000,000	14,263,893
5 1/2s, 3/1/40	Aa3	7,450,000	8,638,946
5s, 4/1/42	Aa3	4,000,000	4,482,960
5s, 10/1/29	Aa3	3,000,000	3,417,930

CA State Edl. Fac. Auth. Rev. Bonds (Loyola-
Marymount U.), NATL, zero %, 10/1/21	A2	1,300,000	1,159,171

CA State Muni. Fin. Auth Mobile Home Park
Rev. Bonds (Caritas Affordable Hsg., Inc.),
5 1/4s, 8/15/39	BBB	400,000	447,368

CA State Poll. Control Fin. Auth. Rev. Bonds
(San Jose Wtr. Co.), 5.1s, 6/1/40	A	3,500,000	3,840,200
(Pacific Gas & Electric Corp.), Class D, FGIC,
4 3/4s, 12/1/23	A3	2,500,000	2,622,775

CA State Poll. Control Fin. Auth. Solid Waste
Disp. FRB (Waste Management, Inc.), Ser. C,
5 1/8s, 11/1/23	A–2	850,000	861,263

CA State Poll. Control Fin. Auth. Wtr. Fac.
Rev. Bonds (American Wtr. Cap. Corp.),
5 1/4s, 8/1/40	A	1,000,000	1,063,430

CA State Pub. Wks. Board Rev. Bonds
Ser. I-1, 6 1/8s, 11/1/29	A1	1,000,000	1,187,950
Ser. A-1, 6s, 3/1/35	A1	1,600,000	1,893,008
(Dept. of Forestry & Fire), Ser. E, 5s, 11/1/32	A1	1,575,000	1,697,945
(Capital Projects), Ser. A, 5s, 4/1/29	A1	2,000,000	2,329,080

CA Statewide Cmnty. Dev. Auth. COP (The
Internext Group), 5 3/8s, 4/1/30	BBB+	1,415,000	1,418,835

CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Irvine, LLC-UCI East Campus), 6s, 5/15/40	Baa2	2,000,000	2,171,120
(899 Charleston, LLC), Ser. A, 5 1/4s, 11/1/44	BB/P	450,000	450,959
(Sutter Hlth.), Ser. A, 5s, 11/15/43	Aa3	2,485,000	2,488,703

24	Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (141.9%)* cont.	Rating**	Principal amount	Value

California cont.
Chula Vista, Indl. Dev. Rev. Bonds (San Diego
Gas), Ser. B, 5s, 12/1/27	Aa2	$1,915,000	$1,959,964

Foothill-De Anza, Cmnty. College Dist. G.O.
Bonds, Ser. C, 5s, 8/1/40	Aaa	2,250,000	2,508,233

Foothill/Eastern Corridor Agcy. Rev. Bonds, Ser. A
6s, 1/15/53	BBB–	1,500,000	1,736,190
zero %, 1/1/28 (Escrowed to maturity)	Aaa	10,000,000	7,339,800

Golden State Tobacco Securitization
Corp. Rev. Bonds
Ser. A-2, 5.3s, 6/1/37	B3	1,000,000	890,730
Ser. A-1, 5 1/8s, 6/1/47	B3	3,970,000	3,362,352
Ser. A-1, 5s, 6/1/33	B3	100,000	89,225

Univ. of CA Rev. Bonds, Ser. AF, 5s, 5/15/36 T	AA	9,000,000	10,191,784

Los Angeles, Dept. of Arpt. Rev. Bonds
(Los Angeles Intl. Arpt.)
Ser. D, 5s, 5/15/40	AA	3,500,000	3,950,975
5s, 5/15/30	AA	1,000,000	1,133,190

Los Angeles, Regl. Arpt. Impt. Corp. Lease Rev.
Bonds (Laxfuel Corp.), 4 1/2s, 1/1/27	A	600,000	638,082

M-S-R Energy Auth. Rev. Bonds, Ser. B,
6 1/2s, 11/1/39	A–	3,000,000	4,075,920

Metro. Wtr. Dist. Rev. Bonds (Southern CA Wtr.
Wks.), 5 3/4s, 8/10/18	AAA	4,850,000	5,261,959

North Natomas, Cmnty. Fac. Special Tax Bonds
(Dist. No. 4), Ser. E, 5s, 9/1/30	BBB+	1,250,000	1,371,938

Oakland, Alameda Cnty. Unified School Dist. G.O.
Bonds (Election of 2012), 6 5/8s, 8/1/38	BBB/P	500,000	599,290

Orange Cnty., Trans. Auth Toll Road Rev. Bonds
(91 Express Lanes), 5s, 8/15/30	AA–	635,000	721,100

Redwood City, Elementary School Dist. G.O.
Bonds, FGIC, NATL, zero %, 8/1/21	AA–	1,990,000	1,716,654

Sacramento, Regl. Trans. Dist. Rev. Bonds
(Farebox), 5s, 3/1/42	A3	2,110,000	2,336,150

San Bernardino Cnty., COP (Med. Ctr. Fin.), Ser. A,
NATL, 6 1/2s, 8/1/17	AA–	1,670,000	1,786,716

San Diego Cnty., Regl. Arpt. Auth. Rev. Bonds,
Ser. A, 5s, 7/1/40	A2	3,750,000	4,106,100

San Diego, Unified School Dist. G.O. Bonds
(Election of 2008), Ser. C
zero %, 7/1/40	Aa3	5,000,000	1,747,100
zero %, 7/1/38	Aa3	5,000,000	1,941,000

San Juan, Unified School Dist. G.O. Bonds, AGM,
zero %, 8/1/19	Aa2	1,000,000	948,080

Stockton, Pub. Wtr. Fin. Auth. Rev. Bonds (Delta
Wtr. Supply), Ser. A, 6 1/4s, 10/1/40	A	875,000	1,045,949

Sunnyvale, Cmnty. Fac. Dist. Special Tax Bonds,
7.65s, 8/1/21	B+/P	400,000	401,108

Municipal Opportunities Trust	25

MUNICIPAL BONDS AND NOTES (141.9%)* cont.	Rating**	Principal amount	Value

California cont.
Tuolumne Wind Project Auth. Rev. Bonds
(Tuolumne Co.), Ser. A, 5 7/8s, 1/1/29	AA–	$1,585,000	$1,805,997

Turlock, Irrigation Dist. Rev. Bonds,
Ser. A, 5s, 1/1/40	AA–	2,000,000	2,226,360

			137,806,946
Colorado (1.5%)
CO State Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmntys.), Ser. A,
5 3/4s, 1/1/26	BB–/P	325,000	330,470
(Evangelical Lutheran Good Samaritan Society),
5 5/8s, 6/1/43	Baa1	600,000	663,570
(Evangelical Lutheran Good Samaritan Society),
Ser. A, 5s, 6/1/40	Baa1	1,750,000	1,866,498
(Covenant Retirement Cmntys.), Ser. A,
5s, 12/1/35	BBB+/F	1,000,000	1,060,080
(Evangelical Lutheran Good Samaritan Society),
5s, 12/1/33	Baa1	1,650,000	1,775,120

CO State Hlth. Fac. Auth. Rev. Bonds (Evangelical
Lutheran Good Samaritan Society)
5s, 6/1/29	Baa1	315,000	321,322
U.S. Govt. Coll., 5s, 6/1/29
(Prerefunded 6/1/16)	AAA/P	535,000	549,499

Denver City & Cnty., Arpt. Rev. Bonds (Sub. Syst.),
Ser. A, 5 1/2s, 11/15/31	A2	950,000	1,087,722

			7,654,281
Delaware (0.2%)
DE State Econ. Dev. Auth. Rev. Bonds
(Delmarva Pwr.), 5.4s, 2/1/31	Baa1	1,100,000	1,220,439

			1,220,439
District of Columbia (1.5%)
DC Rev. Bonds (Howard U.), Ser. A,
6 1/2s, 10/1/41	BBB	3,000,000	3,174,390

DC U. Rev. Bonds (Gallaudet U.), 5 1/2s, 4/1/34	A+	1,000,000	1,140,530

Metro. Washington, Arpt. Auth. Dulles Toll
Rd. Rev. Bonds
(First Sr. Lien), Ser. A, 5s, 10/1/39	A2	2,000,000	2,141,080
(Metrorail), Ser. A, zero %, 10/1/37	Baa1	3,700,000	1,320,123

			7,776,123
Florida (5.2%)
Brevard Cnty., Hlth. Care Fac. Auth. Rev. Bonds
(Health First, Inc.), U.S. Govt. Coll., 7s, 4/1/39
(Prerefunded 4/1/19)	A3	3,000,000	3,603,900

FL State Muni. Pwr. Agcy. Rev. Bonds, Ser. A,
5s, 10/1/31	A2	1,700,000	1,863,591

Jacksonville, Port Auth. Rev. Bonds, 5s, 11/1/38	A2	600,000	646,134

Lakeland, Hosp. Syst. Rev. Bonds (Lakeland Regl.
Hlth.), 5s, 11/15/40	A2	1,350,000	1,462,104

Lakeland, Retirement Cmnty. 144A Rev. Bonds
(1st Mtge. — Carpenters), 6 3/8s, 1/1/43	BBB–/F	340,000	357,887

Lee Cnty., Rev. Bonds, SGI, 5s, 10/1/25
(Prerefunded 10/1/16)	Aa2	2,500,000	2,608,150

26	Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (141.9%)* cont.	Rating**	Principal amount	Value

Florida cont.
Marco Island, Util. Sys. Rev. Bonds, Ser. A,
5s, 10/1/40	Aa3	$1,500,000	$1,661,940

Miami-Dade Cnty., Aviation Rev. Bonds
(Miami Intl. Arpt.), Ser. A-1, 5 3/8s, 10/1/41	A2	3,000,000	3,391,560
Ser. A, 5s, 10/1/38	A	2,000,000	2,184,460
5s, 10/1/28	A2	500,000	571,770

Miami-Dade Cnty., Expressway Auth. Toll Syst.
Rev. Bonds, Ser. A, 5s, 7/1/40	A3	1,000,000	1,086,310

Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
(Presbyterian Retirement Cmntys.), 5s, 8/1/34	A–/F	1,350,000	1,451,777

Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
(Acts Retirement-Life Cmnty.),
5 1/2s, 11/15/33	BBB+	1,000,000	1,089,100
(Lifespace Cmntys, Inc.), Ser. C, 5s, 5/15/38	A/F	2,000,000	2,172,040

South Broward, Hosp. Dist. Rev. Bonds, NATL,
4 3/4s, 5/1/28	Aa3	1,500,000	1,573,470

Southeast Overtown Park West Cmnty. Redev.
Agcy. 144A Tax Alloc. Bonds, Ser. A-1, 5s, 3/1/30	BBB+	360,000	390,002

Tolomato, Cmnty. Dev. Dist. Special Assmt.
Bonds, 5.4s, 5/1/37	B–/P	375,000	375,413

			26,489,608
Georgia (5.3%)
Atlanta, Arpt. Rev. Bonds (Hartsfield-Jackson
Intl. Arpt.), Ser. A, 5s, 1/1/35	Aa3	1,250,000	1,377,338

Atlanta, Arpt. Passenger Fac. Charge Rev. Bonds
5s, 1/1/34	AA–	1,550,000	1,744,138
5s, 1/1/33	AA–	1,500,000	1,693,605

Atlanta, Wtr. & Waste Wtr. Rev. Bonds
Ser. A, 6 1/4s, 11/1/39 (Prerefunded 11/1/19)	Aa3	4,500,000	5,428,080
5s, 11/1/40	Aa3	1,750,000	1,984,640

Fulton Cnty., Dev. Auth. Rev. Bonds (GA Tech
Athletic Assn.), Ser. A, 5s, 10/1/42	A2	1,350,000	1,504,818

Gainesville & Hall Cnty., Hosp. Auth. Rev. Bonds
(Northeast GA Hlth. Care)
Ser. S, 5 1/2s, 8/15/54	AA–	925,000	1,071,261
Ser. B, 5 1/4s, 2/15/45	AA–	6,500,000	7,055,880

Marietta, Dev. Auth. Rev. Bonds (U. Fac. — Life U.,
Inc.), 7s, 6/15/39	Ba3	1,400,000	1,469,104

Muni. Election Auth. of GA Rev. Bonds (Plant
Voltage Units 3 & 4), Ser. A, 5 1/2s, 7/1/60	A+	3,500,000	3,881,465

			27,210,329
Illinois (13.4%)
Chicago, G.O. Bonds
Ser. A, 5 1/2s, 1/1/39	BBB+	500,000	510,780
Ser. D-05, 5 1/2s, 1/1/37	BBB+	750,000	767,273
Ser. G-07, 5 1/2s, 1/1/35	BBB+	3,175,000	3,266,758
Ser. D-05, 5 1/2s, 1/1/34	BBB+	1,000,000	1,037,800
Ser. A, 5 1/4s, 1/1/33	BBB+	1,250,000	1,269,800

Chicago, Board of Ed. G.O. Bonds, Ser. C,
5 1/4s, 12/1/39	BB	2,250,000	2,028,465

Municipal Opportunities Trust	27

MUNICIPAL BONDS AND NOTES (141.9%)* cont.	Rating**	Principal amount	Value

Illinois cont.
Chicago, Motor Fuel Tax Rev. Bonds, 5s, 1/1/29	BBB+	$500,000	$515,850

Chicago, O’Hare Intl. Arpt. Rev. Bonds
Ser. A, 5 3/4s, 1/1/39	A2	4,000,000	4,616,960
Ser. C, 5 3/8s, 1/1/39	A2	1,250,000	1,360,875
Ser. C, 5 1/4s, 1/1/28	A2	1,320,000	1,487,336
Ser. C, 5 1/4s, 1/1/27	A2	2,125,000	2,410,366

Chicago, Sales Tax Rev. Bonds, 5s, 1/1/34	AAA	1,500,000	1,539,825

Chicago, Trans. Auth. Sales Tax Rev. Bonds,
5 1/4s, 12/1/49	AA	3,000,000	3,221,520

Chicago, Transit Auth. Rev. Bonds (Federal Transit
Administration Section 5307), 5s, 6/1/18	A	1,350,000	1,452,897

Chicago, Waste Wtr. Transmission Rev. Bonds
(2nd Lien), 5s, 1/1/39	A	1,835,000	1,926,365
Ser. A, NATL, zero %, 1/1/24	AA–	1,600,000	1,161,936

Chicago, Waste Wtr. Transmission Rev. Bonds,
Ser. C, 5s, 1/1/39	A	900,000	949,320

Chicago, Wtr. Wks Rev. Bonds
5s, 11/1/42	A–	645,000	668,465
(2nd Lien), 5s, 11/1/39	A–	1,080,000	1,138,352

Cicero, G.O. Bonds, Ser. A, AGM, 5s, 1/1/21	AA	2,000,000	2,248,760

IL Fin. Auth. Rev. Bonds
(Silver Cross Hosp. & Med. Ctr.), 7s, 8/15/44
(Prerefunded 8/15/19)	AAA/P	2,500,000	3,042,600
(IL Rush U. Med. Ctr.), Ser. D, U.S. Govt. Coll.,
6 5/8s, 11/1/39 (Prerefunded 5/1/19)	Aaa	1,490,000	1,775,186
(Rush U. Med. Ctr.), Ser. C, U.S. Govt. Coll.,
6 5/8s, 11/1/39 (Prerefunded 5/1/19)	Aaa	1,425,000	1,697,745
(Elmhurst Memorial), Ser. A, 5 5/8s, 1/1/37	Baa2	3,000,000	3,198,300
(Alexian), Ser. A, AGM, 5 1/4s, 1/1/22	A2	3,775,000	4,135,475

IL State G.O. Bonds
5 1/4s, 2/1/30	A–	1,000,000	1,065,270
5s, 3/1/34	A–	750,000	770,400

IL State Fin. Auth. Rev. Bonds (Lifespace Cmntys,
Inc.), Ser. A, 5s, 5/15/35	A/F	1,025,000	1,116,574

Kendall & Kane Cntys., Cmnty. United School
Dist. G.O. Bonds (No. 115 Yorkville), NATL, FGIC,
zero %, 1/1/21	Aa3	1,075,000	940,410

Lake Cnty., Cmnty. Construction School Dist. G.O.
Bonds (No. 073 Hawthorn)
NATL, FGIC, zero %, 12/1/21	AA+	1,805,000	1,581,288
U.S. Govt. Coll., NATL, zero %, 12/1/21
(Escrowed to maturity)	AA+	145,000	131,779
NATL, FGIC, zero %, 12/1/20	AA+	1,495,000	1,359,568
U.S. Govt. Coll., NTAL, zero %, 12/1/20
(Escrowed to maturity)	AA+	155,000	144,770

Metro. Pier & Exposition Auth. Dedicated State
Tax Rev. Bonds (McCormick), Ser. A, NATL,
zero %, 12/15/30	AA–	15,000,000	7,827,450

28	Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (141.9%)* cont.	Rating**	Principal amount	Value

Illinois cont.
Railsplitter, Tobacco Settlement Auth. Rev.
Bonds, 6s, 6/1/28	A–	$4,150,000	$4,910,903

Southern IL U. Rev. Bonds (Hsg. & Auxiliary),
Ser. A, NATL, zero %, 4/1/25	AA–	1,870,000	1,285,924

			68,563,345
Indiana (2.3%)
IN Bk. Special Program Gas Rev. Bonds, Ser. A,
5 1/4s, 10/15/21	A3	180,000	208,489

IN State Fin. Auth. Rev. Bonds
(U.S. Steel Corp.), 6s, 12/1/26	BB–	500,000	496,780
(BHI Sr. Living), 5 3/4s, 11/15/41	BBB+/F	1,000,000	1,086,800
(I-69 Dev. Partners, LLC), 5 1/4s, 9/1/40	BBB–	1,500,000	1,615,050
(Duke Energy Ind.), Ser. C, 4.95s, 10/1/40	Aa3	4,000,000	4,235,520

Jasper Cnty., Indl. Poll. Control Rev. Bonds
AMBAC, 5.7s, 7/1/17	Baa1	1,375,000	1,474,853
NATL, 5.6s, 11/1/16	AA–	1,550,000	1,620,339

U. Southern IN Rev. Bonds (Student Fee), Ser. J,
AGO, 5 3/4s, 10/1/28	AA	1,000,000	1,166,950

			11,904,781
Kentucky (0.6%)
KY Pub. Trans. Infrastructure Auth. Rev. Bonds
(1st Tier Downtown Crossing), Ser. A, 6s, 7/1/53	Baa3	1,000,000	1,121,640

Louisville & Jefferson Cnty., Metro. Govt.
College Rev. Bonds (Bellarmine U., Inc.),
Ser. A, 6s, 5/1/38	Baa3	290,000	309,010

Louisville, Regl. Arpt. Auth. Syst. Rev.
Bonds, Ser. A
5s, 7/1/32	A+	1,030,000	1,156,772
5s, 7/1/31	A+	385,000	434,238

			3,021,660
Louisiana (0.1%)
LA State Pub. Fac. Auth. Rev. Bonds
(Ochsner Clinic Foundation), 5s, 5/15/47	Baa1	650,000	694,701

			694,701
Maryland (0.7%)
MD Econ. Dev. Corp. Poll. Control Rev. Bonds
(Potomac Electric Power Co.), 6.2s, 9/1/22	A2	650,000	753,305

MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(Peninsula Regl. Med. Ctr.), 5s, 7/1/39	A2	1,990,000	2,183,169

MD State Indl. Dev. Fin. Auth. Rev. Bonds
(Synagro-Baltimore), Ser. A, 5 1/2s, 12/1/15	BBB+/F	500,000	500,770

			3,437,244
Massachusetts (7.4%)
MA State Dept. Trans. Rev. Bonds (Metro Hwy.
Syst.), Ser. B, 5s, 1/1/37	A+	2,500,000	2,755,700

MA State Dev. Fin. Agcy. Rev. Bonds
(Sabis Intl.), Ser. A, 8s, 4/15/39
(Prerefunded 10/15/19)	BBB	575,000	728,606
(Linden Ponds, Inc. Fac.), Ser. A-1,
6 1/4s, 11/15/26	B–/P	960,369	948,326
(Milford Regl. Med. Ctr. Oblig. Group), Ser. F,
5 3/4s, 7/15/43	Baa3	500,000	546,365

Municipal Opportunities Trust	29

MUNICIPAL BONDS AND NOTES (141.9%)* cont.	Rating**	Principal amount	Value

Massachusetts cont.
MA State Dev. Fin. Agcy. Rev. Bonds
(Loomis Cmntys.), Ser. A, 5 3/4s, 1/1/28	BBB–	$1,100,000	$1,229,987
(Carleton-Willard Village), 5 5/8s, 12/1/30	A–	750,000	839,940
(Linden Ponds, Inc. Fac.), Ser. A-2,
5 1/2s, 11/15/46	B–/P	51,190	43,265
(Berklee College of Music), 5 1/4s, 10/1/41	A2	2,000,000	2,261,580
(Emerson College), Ser. A, 5s, 1/1/40	Baa1	4,000,000	4,181,240
(Intl. Charter School), 5s, 4/15/33	BBB	1,000,000	1,070,690
(Linden Ponds, Inc. Fac.), Ser. B,
zero %, 11/15/56	B–/P	254,614	1,602

MA State Dev. Fin. Agcy. Solid Waste Disp. FRB
(Dominion Energy Brayton), Ser. 1, U.S. Govt.
Coll., 5 3/4s, 12/1/42 (Prerefunded 5/1/19)	BBB+	1,500,000	1,747,830
(Dominion Energy Brayton Point), U.S. Govt.
Coll., 5s, 2/1/36 (Prerefunded 8/1/16)	BBB+	1,000,000	1,034,180

MA State Edl. Fin. Auth. Rev. Bonds
(Ed. Loan — Issue 1)
5s, 1/1/27	AA	800,000	893,288
4 3/8s, 1/1/32	AA	1,085,000	1,112,548

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Quincy Med. Ctr.), Ser. A, 6 1/4s, 1/15/28
(In default) †	D/P	407,632	41
(Suffolk U.), Ser. A, U.S. Govt. Coll., 5 3/4s,
7/1/39 (Prerefunded 7/1/19)	Baa2	1,175,000	1,308,104
(Springfield College), 5 5/8s, 10/15/40	Baa1	550,000	594,413
(Care Group), Ser. B-2, NATL, 5 3/8s, 2/1/26	AA–	700,000	772,373
(Northeastern U.), Ser. A, 5s, 10/1/35	A2	3,250,000	3,674,353

MA State Hsg. Fin. Agcy. Rev. Bonds
Ser. C, 5.35s, 12/1/42	Aa3	1,500,000	1,572,345
Ser. SF-169, 4s, 12/1/44	Aa2	935,000	997,879
Ser. 162, FNMA Coll., FHLMC Coll.,
2 3/4s, 12/1/41	Aa2	580,000	587,291

MA State Port Auth. Special Fac. Rev. Bonds
(Conrac), Ser. A, 5 1/8s, 7/1/41	A	2,855,000	3,060,846

Metro. Boston, Trans. Pkg. Corp. Rev. Bonds
(Systemwide Pkg.), 5 1/4s, 7/1/33	A1	2,500,000	2,850,650
5s, 7/1/41	A1	2,590,000	2,863,323

			37,676,765
Michigan (6.6%)
Detroit, G.O. Bonds, AMBAC, 5 1/4s, 4/1/24	BB/P	222,425	218,862

Detroit, City School Dist. G.O. Bonds, Ser. A,
AGM, 6s, 5/1/29	Aa1	1,000,000	1,208,320

Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B,
AGM, 6 1/4s, 7/1/36	AA	1,425,000	1,569,709

Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley Med.
Ctr.), 7 1/2s, 7/1/39	Ba1	500,000	565,950

Karegnondi, Wtr. Auth. Rev. Bonds (Wtr. Supply
Syst.), Ser. A, 5 1/4s, 11/1/31	A2	2,445,000	2,784,879

30	Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (141.9%)* cont.	Rating**	Principal amount	Value

Michigan cont.
MI State Fin. Auth. Rev. Bonds
Ser. G-5A, AMBAC, 5 1/4s, 4/1/24	A–	$1,212,575	$1,215,570
Ser. H-1, 5s, 10/1/39	AA–	1,575,000	1,737,934
(MidMichigan Oblig. Group), 5s, 6/1/39	A1	1,000,000	1,082,520
(Local Govt. Program Detroit Wtr. & Swr.),
Ser. D4, 5s, 7/1/34	BBB+	100,000	108,318
(Detroit Wtr. & Swr.), Ser. C-6, 5s, 7/1/33	BBB+	850,000	923,959

MI State Hosp. Fin. Auth. Rev. Bonds
Ser. A, 6 1/8s, 6/1/39 (Prerefunded 6/1/19)	AA+	2,500,000	2,942,075
(Henry Ford Hlth.), 5 3/4s, 11/15/39	A3	2,000,000	2,269,920
(Henry Ford Hlth. Syst.), Ser. A,
5 1/4s, 11/15/46	A3	4,500,000	4,669,065
(Sparrow Hlth. Oblig. Group), 5s, 11/15/31	A1	390,000	416,224
(Sparrow Hlth. Oblig. Group), U.S. Govt Coll., 5s,
11/15/31 (Prerefunded 11/15/17)	AAA/P	960,000	1,046,141

MI State Hsg. Dev. Auth. Rev. Bonds (Rental Hsg.),
Ser. D, 3.95s, 10/1/37	AA	1,050,000	1,054,998

MI State Strategic Fund Ltd. Rev. Bonds
(Worthington Armstrong Venture), 5 3/4s,
10/1/22 (Escrowed to maturity)	AAA/P	1,650,000	2,005,773

MI State Strategic Fund Ltd. Oblig. Rev. Bonds
(Evangelical Homes of MI)
5 1/2s, 6/1/47	BB+/F	675,000	703,661
5 1/4s, 6/1/32	BB+/F	320,000	335,187

MI Tobacco Settlement Fin. Auth. Rev. Bonds,
Ser. A, 6s, 6/1/34	B–	575,000	530,834

Monroe Cnty., Hosp. Fin. Auth. Rev. Bonds
(Mercy Memorial Hosp. Corp.), 5 3/8s, 6/1/26	AA–	750,000	768,848

Wayne Cnty., Arpt. Auth. Rev. Bonds
Ser. D, 5s, 12/1/40	A2	2,890,000	3,150,158
Ser. A, 5s, 12/1/21	A2	2,000,000	2,271,700

			33,580,605
Minnesota (2.3%)
Minneapolis & St. Paul, Metro. Arpt. Comm. Rev.
Bonds, Ser. A, 5s, 1/1/32	A	500,000	571,870

Minneapolis Hlth. Care Syst. Rev. Bonds (Fairview
Hlth. Svcs. Oblig. Group), Ser. A, 5s, 11/15/44	A+	250,000	275,043

North Oaks, Sr. Hsg. Rev. Bonds (Presbyterian
Homes North Oaks), 6 1/8s, 10/1/39	BB/P	995,000	1,040,899

St. Cloud, Hlth. Care Rev. Bonds (Centracare
Hlth. Syst.), Ser. A, 5 1/8s, 5/1/30	A1	2,550,000	2,881,322

St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac. Rev.
Bonds (HealthPartners Oblig. Group)
U.S. Govt. Coll., 5 1/4s, 5/15/36
(Prerefunded 11/15/16)	Aaa	3,500,000	3,675,140
Ser. A, 5s, 7/1/33	A2	2,000,000	2,266,760

St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds
(Healtheast), U.S. Govt Coll., 6s, 11/15/35
(Prerefunded 11/15/15)	BBB–	1,150,000	1,152,047

			11,863,081

Municipal Opportunities Trust	31

MUNICIPAL BONDS AND NOTES (141.9%)* cont.	Rating**	Principal amount	Value

Mississippi (1.4%)
MS Bus. Fin. Corp. Rev. Bonds (Syst. Energy
Resources, Inc.), 5 7/8s, 4/1/22	BBB	$1,680,000	$1,691,290

MS State Bus. Fin. Commission Gulf Opportunity
Zone VRDN (Chevron USA, Inc.), Ser. E,
0.01s, 12/1/30	VMIG1	3,000,000	3,000,000

Warren Cnty., Gulf Opportunity Zone Rev. Bonds
(Intl. Paper Co.), Ser. A, 6 1/2s, 9/1/32	Baa2	2,000,000	2,245,340

			6,936,630
Nebraska (0.9%)
Central Plains, Energy Rev. Bonds (NE Gas No. 1),
Ser. A, 5 1/4s, 12/1/18	A3	3,000,000	3,347,370

Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Immanuel Oblig. Group), 5 5/8s, 1/1/40	AA/F	925,000	1,033,419

			4,380,789
Nevada (6.5%)
Clark Cnty., Ltd. Tax Bonds, 5s, 6/1/33 T	AA	28,285,000	30,841,145

Clark Cnty., Arpt. Rev. Bonds, Ser. A-2, 5s, 7/1/33	A1	1,565,000	1,775,226

Henderson, Local Impt. Dist. Special Assmt.
Bonds (No. T-17), 5s, 9/1/25	BBB–/P	565,000	581,057

			33,197,428
New Jersey (7.1%)
NJ State Econ. Dev. Auth. Rev. Bonds
(NYNJ Link Borrower, LLC), 5 3/8s, 1/1/43	BBB–	500,000	539,125
Ser. WW, 5 1/4s, 6/15/32	A3	1,500,000	1,577,370
5s, 6/15/26	Baa1	500,000	532,370

NJ State Econ. Dev. Auth. Wtr. Fac. Rev. Bonds
(NJ American Wtr. Co.)
Ser. A, 5.7s, 10/1/39	A1	3,900,000	4,374,201
Ser. B, 5.6s, 11/1/34	A1	500,000	554,470

NJ State Edl. Fac. Auth. Rev. Bonds (Georgian
Court U.), Ser. D
5 1/4s, 7/1/37	Baa2	1,000,000	1,043,040
5 1/4s, 7/1/27	Baa2	500,000	524,685

NJ State Higher Ed. Assistance Auth. Rev. Bonds
(Student Loan), Ser. 1A, 5s, 12/1/22	Aa2	2,500,000	2,851,600

NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Joseph Hlth. Care Syst.), 6 5/8s, 7/1/38	Baa3	2,750,000	3,041,390
(St. Peter’s U. Hosp.), 5 3/4s, 7/1/37	Ba1	1,500,000	1,552,470
(Holy Name Hosp.), 5s, 7/1/36	Baa2	5,000,000	5,074,350

NJ State Trans. Trust Fund Auth. Rev. Bonds
Ser. A, 5 1/4s, 12/15/22	A3	1,500,000	1,652,070
(Trans. Syst.), Ser. A, zero %, 12/15/30	A3	10,000,000	4,476,000

Rutgers State U. VRDN, Ser. A, 0.05s, 5/1/18	VMIG1	2,000,000	2,000,000

Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. 1A
5s, 6/1/41	B3	2,000,000	1,615,020
4 3/4s, 6/1/34	B3	3,000,000	2,429,970

Union Cnty., Util. Auth. Resource Recvy. Fac.
Lease Rev. Bonds (Covanta Union), Ser. A,
5 1/4s, 12/1/31	AA+	2,300,000	2,480,619

			36,318,750

32	Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (141.9%)* cont.	Rating**	Principal amount	Value

New Mexico (0.3%)
Sante Fe, Retirement Fac. Rev. Bonds (El Castillo
Retirement Res.), 5s, 5/15/42	BBB–	$1,460,000	$1,462,394

			1,462,394
New York (9.0%)
Broome Cnty., Indl. Dev. Agcy. Continuing
Care Retirement Rev. Bonds (Good Shepard
Village), Ser. A, U.S. Govt. Coll., 6 7/8s, 7/1/40
(Prerefunded 7/1/18)	AAA/P	320,000	371,027

Metro. Trans. Auth. Rev. Bonds, Ser. D,
5s, 11/15/36	AA–	2,000,000	2,271,080

NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(American Airlines — JFK Intl. Arpt.),
7 5/8s, 8/1/25	B+/P	2,000,000	2,110,660
(British Airways PLC), 5 1/4s, 12/1/32	BB	700,000	703,507

NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds,
5s, 6/15/31 T	AA+	10,000,000	11,673,861

NY City, Muni. Wtr. & Swr. Syst. Fin. Auth. Rev.
Bonds, Ser. GG, 5s, 6/15/43	AA+	2,000,000	2,223,760

NY Cntys., Tobacco Trust III Rev. Bonds
(Tobacco Settlement), 6s, 6/1/43	A3	1,500,000	1,502,175

NY State Dorm. Auth. Rev. Bonds, Ser. A,
5s, 3/15/43	AAA	4,000,000	4,485,600

NY State Dorm. Auth. Lease Rev. Bonds
(State U. Dorm Fac.), Ser. A, 5s, 7/1/35	Aa2	1,000,000	1,132,240

NY State Dorm. Auth. Non-State Supported
Debt Rev. Bonds (Orange Regl. Med. Ctr.),
6 1/4s, 12/1/37	Ba1	1,800,000	1,965,024

NY State Dorm. Auth. Rev. Bonds, Ser. C,
5s, 3/15/31 T	AAA	5,000,000	5,761,942

NY State Energy Research & Dev. Auth. Gas Fac.
Rev. Bonds (Brooklyn Union Gas), 6.952s, 7/1/26	A2	6,000,000	6,018,540

Port Auth. NY & NJ Special Oblig. Rev. Bonds
(JFK Intl. Air Term. — 6), NATL, 5.9s, 12/1/17	AA–	6,000,000	6,021,960

			46,241,376
North Carolina (1.2%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds,
Ser. C, 6 3/4s, 1/1/24 (Prerefunded 1/1/19)	Baa1	1,000,000	1,180,710

NC State Med. Care Cmnty. Hlth. Care
Fac. Rev. Bonds
(Deerfield), Ser. A, 6s, 11/1/33	BBB+/F	805,000	867,146
(First Mtge. — Presbyterian Homes),
5 3/8s, 10/1/22	BB/P	1,000,000	1,028,380

NC State Med. Care Comm. Retirement Fac. Rev.
Bonds (Salemtowne), 5 1/4s, 10/1/37	BB/P	2,750,000	2,824,718

			5,900,954
Ohio (6.8%)
American Muni. Pwr., Inc. Rev. Bonds (Prairie
State Energy Campus)
5 1/4s, 2/15/43	A1	60,000	64,213
U.S. Govt. Coll., 5 1/4s, 2/15/43
(Prerefunded 2/15/18)	AAA/P	940,000	1,037,262

Municipal Opportunities Trust	33

MUNICIPAL BONDS AND NOTES (141.9%)* cont.	Rating**	Principal amount	Value

Ohio cont.
Buckeye, Tobacco Settlement Fin.
Auth. Rev. Bonds
Ser. A-3, 6 1/4s, 6/1/37	B–	$2,225,000	$2,033,583
Ser. A-2, 5 7/8s, 6/1/30	B–	1,450,000	1,294,096
Ser. A-2, 5 3/4s, 6/1/34	B–	5,325,000	4,647,660

Erie Cnty., OH Hosp. Fac. Rev. Bonds (Firelands
Regl. Med. Ctr.), Ser. A, 5 1/4s, 8/15/46	A3	2,500,000	2,517,675

Franklin Cnty., Hlth. Care Fac. Rev. Bonds
(OH Presbyterian Retirement Svcs. (OPRS)
Cmntys. Oblig. Group), Ser. A, 6s, 7/1/35	BBB–	1,125,000	1,230,559

Hickory Chase Cmnty. Auth. Rev. Bonds
(Infrastructure Impt.), 7s, 12/1/38 F	CCC/P	644,000	77,216

Lake Cnty., Hosp. Fac. Rev. Bonds (Lake Hosp.
Syst., Inc.), Ser. C
6s, 8/15/43	A3	495,000	546,718
U.S. Govt. Coll., 6s, 8/15/43
(Prerefunded 8/15/18)	AAA/P	2,605,000	2,974,389

OH State Air Quality Dev. Auth. FRB (Columbus
Southern Pwr. Co.), Ser. B, 5.8s, 12/1/38	Baa1	2,000,000	2,203,560

OH State Higher Edl. Fac. Comm. Rev. Bonds
(Kenyon College), 5s, 7/1/44	A1	5,000,000	5,413,450

OH State Private Activity Rev. Bonds (Portsmouth
Bypass), AGM, 5s, 12/31/35	AA	1,125,000	1,232,258

OH State Tpk. Comm. Rev. Bonds
(Infrastructure), Ser. A-1, 5 1/4s, 2/15/33	A1	225,000	256,932
(Infrastructure), Ser. A-1, 5 1/4s, 2/15/32	A1	950,000	1,088,159
5s, 2/15/48	A1	1,250,000	1,360,300

Scioto Cnty., Hosp. Rev. Bonds (Southern
Med. Ctr.), 5 1/2s, 2/15/28	A2	4,660,000	5,066,399

Southeastern OH Port Auth. Hosp.
Fac. Rev. Bonds
5 3/4s, 12/1/32	BB/F	625,000	668,350
(Memorial Hlth. Syst. Oblig. Group),
5 1/2s, 12/1/43	BB/F	120,000	125,219

Warren Cnty., Hlth. Care Fac. Rev. Bonds
(Otterbein Homes Oblig. Group)
5s, 7/1/33	A	500,000	545,435
5s, 7/1/32	A	250,000	273,685

			34,657,118
Oregon (0.9%)
Keizer, Special Assmt. Bonds (Keizer Station),
Ser. A, 5.2s, 6/1/31	A1	1,970,000	2,152,363

Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
(Terwilliger Plaza), Ser. A, 5 1/4s, 12/1/26	BBB/F	1,040,000	1,059,230

OR Hlth. Sciences U. Rev. Bonds, Ser. A,
5 3/4s, 7/1/39	AA–	1,250,000	1,439,850

			4,651,443

34	Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (141.9%)* cont.	Rating**	Principal amount	Value

Pennsylvania (5.4%)
Bucks Cnty., Indl. Dev. Auth. Rev. Bonds (US Steel
Corp.), 6 3/4s, 6/1/26	BB–	$1,000,000	$1,022,860

Cumberland Cnty., Muni. Auth. Rev. Bonds
(Presbyterian Homes), Ser. A, 5s, 1/1/17	BBB+/F	565,000	576,193

Delaware River Port Auth. PA & NJ Rev. Bonds
Ser. D, 5s, 1/1/40	A	1,200,000	1,293,612
5s, 1/1/31	A	2,500,000	2,853,525

Erie, Higher Ed. Bldg. Auth. Rev. Bonds
(Mercyhurst College), 5 1/2s, 3/15/38	BBB–	725,000	754,711

Franklin Cnty., Indl. Dev. Auth. Rev. Bonds
(Chambersburg Hosp.), 5 3/8s, 7/1/42	A2	1,000,000	1,085,270

Lancaster, Higher Ed. Auth. College Rev. Bonds
(Franklin & Marshall College), 5s, 4/15/29	AA–	1,000,000	1,084,290

Northampton Cnty., Hosp. Auth. Rev. Bonds
(St. Luke’s Hosp. — Bethlehem), Ser. A,
5 1/2s, 8/15/40	A3	1,250,000	1,345,875

PA State Econ. Dev. Fin. Auth. Exempt Fac. Rev.
Bonds (Amtrak), Ser. A, 5s, 11/1/32	A1	1,000,000	1,082,000

PA State Higher Edl. Fac. Auth. Rev. Bonds
(Gwynedd Mercy College), Ser. KK1,
5 3/8s, 5/1/42	BBB	500,000	530,165
(St. Joseph’s U.), Ser. A, 5s, 11/1/40	A–	3,000,000	3,237,240
(Philadelphia U.), 5s, 6/1/30	Baa2	2,250,000	2,366,325
(Philadelphia U.), 5s, 6/1/22	Baa2	860,000	906,947

PA State Hsg. Fin. Agcy. Rev. Bonds,
Ser. 15-117A, 3.95s, 10/1/30	AA+	900,000	907,380

PA State Pub. School Bldg. Auth. Rev. Bonds
(Northampton Co. Area Cmnty. College), BAM,
5s, 6/15/32	AA	2,030,000	2,251,290

PA State Tpk. Comm. Rev. Bonds
Ser. C, 5s, 12/1/44	A1	1,200,000	1,314,444
Ser. A, 5s, 12/1/38	A1	1,000,000	1,106,720
zero %, 12/1/34	A2	1,925,000	1,553,783

Philadelphia, Gas Wks. Rev. Bonds, 5s, 8/1/32	A–	1,000,000	1,134,350

Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev.
Bonds (Hosp.-Graduate Hlth. Sys.), Ser. A, 6 1/4s,
8/1/17 (In default) †	D/P	1,402,141	14

Pittsburgh & Allegheny Cnty., Sports & Exhib.
Auth. Hotel Rev. Bonds, AGM, 5s, 2/1/35	AA	1,225,000	1,329,101

			27,736,095
Puerto Rico (0.6%)
Cmnwlth. of PR, G.O. Bonds, Ser. A
5 1/2s, 7/1/39	Caa3	1,000,000	635,000
5 1/8s, 7/1/37	Caa3	1,000,000	625,000

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev.
Bonds, Ser. A
5 3/8s, 8/1/39	Ca	1,500,000	676,875
AMBAC, zero %, 8/1/47	Caa3	8,500,000	898,535

			2,835,410

Municipal Opportunities Trust	35

MUNICIPAL BONDS AND NOTES (141.9%)* cont.	Rating**	Principal amount	Value

Rhode Island (0.5%)
Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. B, 5s, 6/1/50	BBB+/F	$2,750,000	$2,777,005

			2,777,005
South Carolina (2.2%)
SC State Pub. Svc. Auth. Rev. Bonds
(Santee Cooper), Ser. A, 5 3/4s, 12/1/43	AA–	3,000,000	3,514,890
Ser. A, 5 1/2s, 12/1/54	AA–	3,000,000	3,342,270
Ser. A, 5s, 12/1/55	AA–	2,000,000	2,157,740
Ser. A, 5s, 12/1/50	AA–	2,000,000	2,166,020

			11,180,920
Tennessee (0.8%)
Johnson City, Hlth. & Edl. Fac. Board
Hosp. Rev. Bonds (Mountain States Hlth.
Alliance), 6s, 7/1/38	Baa1	3,450,000	3,901,502

			3,901,502
Texas (14.8%)
Alliance, Arpt. Auth. Rev. Bonds (Federal Express
Corp.), 4.85s, 4/1/21	Baa1	3,250,000	3,281,005

Brazos River Harbor Naval Dist. Env. Rev. Bonds
(Dow Chemical Co.), Ser. A-4, 5.95s, 5/15/33	BBB	400,000	440,520

Brazos, Harbor Indl. Dev. Corp. Env. Fac.
Mandatory Put Bonds (5/1/28) (Dow Chemical),
5.9s, 5/1/38	BBB	2,850,000	3,063,351

Central TX Regl. Mobility Auth. Rev. Bonds
(Sr. Lien), Ser. A, 5s, 1/1/33	BBB+	425,000	461,397

Dallas Cnty., Util. & Reclamation Dist. G.O. Bonds,
Ser. B, AMBAC, 5 3/8s, 2/15/29	A3	4,000,000	4,209,920

Dallas, Area Rapid Transit Rev. Bonds (Sr. Lien),
5s, 12/1/33 T	AA+	26,000,000	28,811,478

Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp. Rev.
Bonds, Ser. A, 5 1/4s, 11/1/30	A+	3,000,000	3,421,560

Grand Parkway Trans. Corp. Rev. Bonds (Sub. Tier
Toll Syst.), Ser. B, 5s, 4/1/53	AA+	1,400,000	1,521,758

Harris Cnty., Cultural Ed. Fac. Fin. Corp.
Rev. Bonds (YMCA of Greater Houston),
Ser. A, 5s, 6/1/33	Baa3	800,000	858,840

Houston, Util. Syst. Rev. Bonds, Ser. A,
5s, 11/15/33	AA	1,500,000	1,712,010

Love Field, Arpt. Modernization Corp. Special
Fac. Rev. Bonds (Southwest Airlines Co.),
5 1/4s, 11/1/40	Baa1	1,750,000	1,911,753

Love Field, Gen. Arpt. Modernization Corp. Rev.
Bonds, 5s, 11/1/35	A1	1,000,000	1,123,760

Matagorda Cnty., Poll. Control Rev. Bonds
(Dist. No. 1), Ser. A, AMBAC, 4.4s, 5/1/30	Baa1	1,500,000	1,615,215

New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Wesleyan Homes, Inc.), 5 1/2s, 1/1/43	BB–/P	500,000	507,145
(Tarleton State U. Collegiate Student Hsg.),
Ser. A, 5s, 4/1/47	Baa3	1,000,000	1,029,460
(Collegiate Hsg.-College Station I, LLC),
AGM, 5s, 4/1/46	AA	2,100,000	2,256,387

36	Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (141.9%)* cont.	Rating**	Principal amount	Value

Texas cont.
North TX, Thruway Auth. Rev. Bonds, Ser. B,
zero %, 9/1/43	AA+	$2,000,000	$466,040

North TX, Tollway Auth. Rev. Bonds
(1st Tier), Ser. I, 6 1/2s, 1/1/43	A1	4,000,000	4,979,280
(1st Tier), Ser. A, 6s, 1/1/25	A1	160,000	176,203
(1st Tier), Ser. A, FNMA Coll., U.S. Govt. Coll., 6s,
1/1/25 (Prerefunded 1/1/18)	AAA/P	1,140,000	1,267,361
(Toll 2nd Tier), Ser. F, 5 3/4s, 1/1/38
(Prerefunded 1/1/18)	A2	500,000	553,760
Ser. D, AGO, zero %, 1/1/28	AA	7,800,000	5,146,128

Red River, Hlth. Retirement Fac. Dev. Corp.
Rev. Bonds (Sears Methodist Retirement Syst.
Oblig. Group)
Ser. B, 6.15s, 11/15/49 (In default) †	D/P	282,000	423
Ser. A, 5.45s, 11/15/38 (In default) †	D/P	814,000	1,221

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Rev.
Bonds (Trinity Terrace), Ser. A-1, 5s, 10/1/44	BBB+/F	1,300,000	1,350,128

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp.
Retirement Fac. Rev. Bonds (Buckner Retirement
Svcs., Inc.), 5 1/4s, 11/15/37	A–	1,100,000	1,149,280

TX State Muni. Gas Acquisition & Supply Corp. III
Rev. Bonds, 5s, 12/15/28	A3	1,500,000	1,658,460

TX State Trans. Comm. Tpk. Syst. Rev. Bonds
(1st Tier), Ser. A, 5s, 8/15/41	A3	2,500,000	2,711,925

			75,685,768
Utah (0.3%)
Salt Lake City, Hosp. Rev. Bonds, AMBAC,
U.S. Govt. Coll., 6 3/4s, 5/15/20 (Escrowed
to maturity)	AAA/P	1,400,000	1,403,990

			1,403,990
Virginia (0.5%)
Washington Cnty., Indl. Dev. Auth. Hosp. Fac. Rev.
Bonds (Mountain States Hlth. Alliance), Ser. C,
7 3/4s, 7/1/38	Baa1	2,100,000	2,410,632

			2,410,632
Washington (2.1%)
WA State G.O. Bonds (Sr. 520 Corridor-Motor
Vehicle Tax), Ser. C, 5s, 6/1/28 T	AA+	5,000,000	5,869,458

Port of Seattle, Rev. Bonds, Ser. C, 5s, 4/1/40	A1	875,000	950,250

Tobacco Settlement Auth. of WA Rev. Bonds,
5 1/4s, 6/1/32	A–	2,125,000	2,354,925

WA State Hlth. Care Fac. Auth. Rev. Bonds
(Kadlec Med. Ctr.), 5 1/2s, 12/1/39
(Prerefunded 12/1/20)	AAA/P	1,200,000	1,446,732

			10,621,365
West Virginia (0.9%)
Harrison Cnty., Cmnty. Solid Waste Disp.
Rev. Bonds (Allegheny Energy), Ser. D,
5 1/2s, 10/15/37	Baa2	3,450,000	3,546,600

WV State Hosp. Fin. Auth. Rev. Bonds (Thomas
Hlth. Syst.), 6 3/4s, 10/1/43	B+/P	935,000	967,482

			4,514,082

Municipal Opportunities Trust	37

MUNICIPAL BONDS AND NOTES (141.9%)* cont.	Rating**	Principal amount	Value

Wisconsin (1.2%)
Pub. Fin. Auth. Arpt. Fac. Rev. Bonds (Sr. Oblig.
Group), 5 1/4s, 7/1/28	BBB	$350,000	$379,803

WI State Rev. Bonds, Ser. A, 6s, 5/1/27	Aa3	2,500,000	2,910,075

WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Prohealth Care, Inc.), 6 5/8s, 2/15/39
(Prerefunded 2/15/19)	A1	1,500,000	1,772,670
(Prohealth Care, Inc.), 5s, 8/15/39	A1	750,000	819,548
(Three Pillars Sr. Living), 5s, 8/15/33	A–/F	430,000	462,650

			6,344,746
Wyoming (0.9%)
Campbell Cnty., Solid Waste Fac. Rev. Bonds
(Basin Elec. Pwr. Co-op), Ser. A, 5 3/4s, 7/15/39	A1	2,000,000	2,302,980

WY Muni. Pwr. Agcy. Pwr. Supply Rev. Bonds
Ser. A, 5 1/2s, 1/1/33	A2	950,000	1,032,289
(Pwr. Supply), Ser. A, 5 1/2s, 1/1/28	A2	1,000,000	1,088,190

			4,423,459

TOTAL INVESTMENTS

Total investments (cost $661,291,753)			$724,631,693

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2015 through October 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $510,793,615.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer.

† This security is non-income-producing.

F This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

T Underlying security in a tender option bond transaction. This security has been segregated as collateral for financing transactions.

At the close of the reporting period, the fund maintained liquid assets totaling $51,341,864 to cover tender option bonds.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

38	Municipal Opportunities Trust

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets (applicable to common shares outstanding)):

Health care	21.8%
Transportation	21.8
Utilities	21.4
Local debt	13.5
Tax bonds	12.0
State debt	11.6
Prerefunded	11.5
Education	11.3

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$724,543,736	$87,957

Totals by level	$—	$724,543,736	$87,957

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Municipal Opportunities Trust	39

Statement of assets and liabilities 10/31/15 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $661,291,753)	$724,631,693

Interest and other receivables	10,337,282

Receivable for investments sold	282,159

Prepaid assets	30,049

Total assets	735,281,183

LIABILITIES

Payable to custodian	14,084

Payable for shares of the fund repurchased	159,498

Payable for compensation of Manager (Note 2)	961,249

Payable for custodian fees (Note 2)	5,627

Payable for investor servicing fees (Note 2)	42,424

Payable for Trustee compensation and expenses (Note 2)	229,888

Payable for administrative services (Note 2)	1,815

Payable for floating rate notes issued (Note 1)	41,807,804

Distributions payable to shareholders	2,287,682

Distributions payable to preferred shareholders (Note 1)	2,210

Preferred share remarketing agent fees	30,554

Other accrued expenses	94,733

Total liabilities	45,637,568

Series B remarketed preferred shares: (3,417 shares authorized and issued
at $25,000 per share) (Note 4)	85,425,000

Series C remarketed preferred shares: (3,737 shares authorized and issued
at $25,000 per share) (Note 4)	93,425,000

Net assets	$510,793,615

REPRESENTED BY

Paid-in capital — common shares (Unlimited shares authorized) (Notes 1 and 5)	$474,107,769

Undistributed net investment income (Note 1)	2,928,815

Accumulated net realized loss on investments (Note 1)	(29,582,909)

Net unrealized appreciation of investments	63,339,940

Total — Representing net assets applicable to common shares outstanding	$510,793,615

COMPUTATION OF NET ASSET VALUE

Net asset value per common share
($510,793,615 divided by 38,381,103 shares)	$13.31

The accompanying notes are an integral part of these financial statements.

40	Municipal Opportunities Trust

Statement of operations Six months ended 10/31/15 (Unaudited)

INTEREST INCOME	$17,000,868

EXPENSES

Compensation of Manager (Note 2)	$1,927,925

Investor servicing fees (Note 2)	127,797

Custodian fees (Note 2)	6,347

Trustee compensation and expenses (Note 2)	16,256

Administrative services (Note 2)	5,852

Interest and fees expense (Note 2)	121,008

Preferred share remarketing agent fees	137,118

Other	136,025

Total expenses	2,478,328

Expense reduction (Note 2)	—

Net expenses	2,478,328

Net investment income	14,522,540

Net realized gain on investments (Notes 1 and 3)	610,329

Net unrealized depreciation of investments during the period	(3,756,864)

Net loss on investments	(3,146,535)

Net increase in net assets resulting from operations	$11,376,005

DISTRIBUTIONS TO SERIES B AND C REMARKETED PREFERRED SHAREHOLDERS (NOTE 1):

From ordinary income

Taxable net investment income	—

From tax exempt net investment income	(132,835)

Net increase in net assets resulting from operations (applicable to common shareholders)	$11,243,170

The accompanying notes are an integral part of these financial statements.

Municipal Opportunities Trust	41

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 10/31/15*	Year ended 4/30/15

Operations:
Net investment income	$14,522,540	$29,452,566

Net realized gain on investments	610,329	1,583,532

Net unrealized appreciation (depreciation) of investments	(3,756,864)	20,257,633

Net increase in net assets resulting from operations	11,376,005	51,293,731

DISTRIBUTIONS TO SERIES B AND C REMARKETED
PREFERRED SHAREHOLDERS (NOTE 1):

From ordinary income
Taxable net investment income	—	(2,467)

From tax exempt net investment income	(132,835)	(188,910)

Net increase in net assets resulting from operations
(applicable to common shareholders)	11,243,170	51,102,354

DISTRIBUTIONS TO COMMON SHAREHOLDERS (NOTE 1):

From ordinary income
Taxable net investment income	—	(339,051)

From tax exempt net investment income	(13,829,199)	(28,298,664)

Decrease from shares repurchased (Note 5)	(8,723,040)	(24,082,879)

Total decrease in net assets	(11,309,069)	(1,618,240)

NET ASSETS

Beginning of period	522,102,684	523,720,924

End of period (including undistributed net investment
income of $2,928,815 and $2,368,309, respectively)	$510,793,615	$522,102,684

NUMBER OF FUND SHARES

Common shares outstanding at beginning of period	39,118,106	41,142,204

Shares repurchased (Note 5)	(737,003)	(2,024,098)

Common shares outstanding at end of period	38,381,103	39,118,106

Remarketed preferred shares outstanding at beginning
and end of period	7,154	7,154

* Unaudited.

The accompanying notes are an integral part of these financial statements.

42	Municipal Opportunities Trust

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
	Six months ended**			Year ended

	10/31/15	4/30/15	4/30/14	4/30/13	4/30/12	4/30/11

Net asset value, beginning of period
(common shares)	$13.35	$12.73	$13.54	$12.97	$11.26	$11.99
Investment operations:

Net investment income[a]	.37	.73	.73	.73	.80	.79

Net realized and unrealized
gain (loss) on investments	(.08)	.53	(.88)	.56	1.72	(.70)

Total from investment operations	.29	1.26	(.15)	1.29	2.52	.09
Distributions to preferred shareholders:

From net investment income	—[f]	—[f]	(.01)	(.01)	(.01)	(.02)

Total from investment operations
(applicable to common shareholders)	.29	1.26	(.16)	1.28	2.51	.07
Distributions to common shareholders:

From net investment income	(.36)	(.71)	(.70)	(.71)	(.80)	(.80)

Total distributions	(.36)	(.71)	(.70)	(.71)	(.80)	(.80)

Increase from shares repurchased	.03	.07	.05	—	—	—

Net asset value, end of period
(common shares)	$13.31	$13.35	$12.73	$13.54	$12.97	$11.26

Market price, end of period
(common shares)	$12.15	$12.10	$11.61	$12.66	$12.70	$10.77

Total return at market price (%)
(common shares)[b]	3.47*	10.64	(2.40)	5.22	26.00	1.02

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(common shares)(in thousands)	$510,794	$522,103	$523,721	$580,643	$556,120	$482,534

Ratio of expenses to average net assets
(including interest expense) (%)[c,d,e]	.48*	.96	.99	.94	.99	1.31

Ratio of net investment income
to average net assets (%)[d]	2.81*	5.50	5.89	5.40	6.46	6.57

Portfolio turnover (%)	6*	12	11	13	21	16

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements, if any (Note 2).

d Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

e Includes interest and fee expense associated with borrowings which amounted to:

%

October 31, 2015	0.02%

April 30, 2015	0.05

April 30, 2014	0.05

April 30, 2013	0.05

April 30, 2012	0.05

April 30, 2011	0.06

f Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Municipal Opportunities Trust	43

Notes to financial statements 10/31/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2015 through October 31, 2015.

Putnam Municipal Opportunities Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund is currently operating as a diversified fund. In the future, the fund may operate as a non–diversified fund to the extent permitted by applicable law. Under current law, shareholder approval would be required before the fund could operate as a non-diversified fund.

The goal of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with the preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment-grade and some below investment-grade municipal bonds selected by Putnam Management. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value. The fund uses leverage, which involves risk and may increase the volatility of the fund’s net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

44	Municipal Opportunities Trust

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $93,149,668 were held by the TOB trust and served as collateral for $41,807,804 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $10,755 for these investments based on an average interest rate of 0.05%.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At April 30, 2015, the fund had a capital loss carryover of $30,470,001 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$1,425,182	$5,990,197	$7,415,379	*

884,324	N/A	884,324	April 30, 2016

16,106,777	N/A	16,106,777	April 30, 2017

4,848,013	N/A	4,848,013	April 30, 2018

1,215,508	N/A	1,215,508	April 30, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $661,014,990, resulting in gross unrealized appreciation and depreciation of $67,854,235 and $4,237,532, respectively, or net unrealized appreciation of $63,616,703.

Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 7 day period. The applicable dividend rate for the remarketed preferred shares on October 31, 2015 was 0.143% and 0.243% for Series B and Series C remarketed preferred shares, respectively.

Municipal Opportunities Trust	45

During the reporting period, the fund has experienced unsuccessful remarketings of its remarketed preferred shares. As a result, dividends to the remarketed preferred shares have been paid at the “maximum dividend rate”, pursuant to the fund’s by-laws, which, based on the current credit quality of the remarketed preferred shares, equals 110% of the higher of the 30-day “AA” composite commercial paper rate and the taxable equivalent of the short-term municipal bond rate.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference (redemption value of preferred shares, plus accumulated and unpaid dividends) of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund, including assets attributable to preferred shares. Such fee is based on the following annual rates based on the average weekly net assets attributable to common and preferred shares.

The lesser of (i) 0.550% of average net assets attributable to common and preferred shares outstanding, or(ii) the following rates:

0.650%	of the first $500 million of average	0.425%	of the next $5 billion of average weekly
	weekly net assets,		net assets,

0.550%	of the next $500 million of average	0.405%	of the next $5 billion of average weekly
	weekly net assets,		net assets,

0.500%	of the next $500 million of average	0.390%	of the next $5 billion of average weekly
	weekly net assets,		net assets, and

0.450%	of the next $5 billion of average weekly	0.380%	of any excess thereafter
	net assets,

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management fees rate under the contract multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period).

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average daily net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements.

46	Municipal Opportunities Trust

Each Independent Trustee of the fund receives an annual Trustee fee, of which $327, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$42,275,466	$52,808,255

U.S. government securities (Long-term)	—	—

Total	$42,275,466	$52,808,255

Note 4: Preferred shares

The Series B (3,417) and C (3,737) Remarketed Preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $25,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares. Additionally, the fund’s bylaws impose more stringent asset coverage requirements and restrictions relating to the rating of the remarketed preferred shares by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At year end, no such restrictions have been placed on the fund.

Note 5: Shares repurchased

In September 2015, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2016 (based on shares outstanding as of October 7, 2015). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2015 (based on shares outstanding as of October 7, 2014). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund repurchased 737,003 common shares for an aggregate purchase price of $8,723,040, which reflects a weighted-average discount from net asset value per share of 10.19%. The weighted-average discount reflects the payment of commissions by the fund to execute repurchase trades.

Municipal Opportunities Trust	47

At the close of the reporting period, Putnam Investments, LLC owned approximately 872 shares of the fund (0.002% of the fund’s shares outstanding), valued at $11,606 based on net asset value.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

48	Municipal Opportunities Trust

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Robert J. Darretta	Vice President, Treasurer,
Investment Sub-Manager	Katinka Domotorffy	and Clerk
Putnam Investments Limited	John A. Hill
57–59 St James’s Street	Paul L. Joskow	Janet C. Smith
London, England SW1A 1LD	Kenneth R. Leibler	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
Marketing Services	George Putnam, III	and Assistant Treasurer
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	W. Thomas Stephens	Susan G. Malloy
Boston, MA 02109		Vice President and
	Officers	Assistant Treasurer
Custodian	Robert L. Reynolds
State Street Bank	President	James P. Pappas
and Trust Company		Vice President
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	Mark C. Trenchard
Ropes & Gray LLP	Principal Executive Officer, and	Vice President and
	Compliance Liaison	BSA Compliance Officer

	Steven D. Krichmar	Nancy E. Florek
	Vice President and	Vice President, Director of
	Principal Financial Officer	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA701
297689 12/15

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) There have been no changes to the list of the registrant’s identified portfolio managers included in the registrant’s report on Form N-CSR for the most recent completed fiscal year.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

April 1 – April 30, 2015	12,581	$12.17	12,581	2,749,308
May 1 – May 31, 2015	57,394	$11.89	57,394	2,691,914
June 1 – June 30, 2015	187,618	$11.74	187,618	2,504,296
July 1 – July 31, 2015	164,907	$11.84	164,907	2,339,389
August 1 – August 31, 2015	94,828	$11.78	94,828	2,244,561
September 1 – September 30, 2015	108,046	$11.84	108,046	2,136,515
October 1 – October 7, 2015	—	—	—	2,136,515
October 8 – October 31, 2015	124,210	$11.98	124,210	3,726,321

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund’s outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2014, which was in effect between October 8, 2014 and October 7, 2015, allowed the fund to repurchase up to 4,040,978 of its shares. The program renewed by the Board in September 2015, which is in effect between October 8, 2015 and October 7, 2016, allows the fund to repurchase up to 3,850,531 of its shares.

**	Information prior to October 7, 2015 is based on the total number of shares eligible for repurchase under the program, as amended through September 2014. Information from October 8, 2015 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2015.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Municipal Opportunities Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 29, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 29, 2015